Exhibit 99.1

Abercrombie & Fitch Co.
Abercrombie & Fitch Co. Announces Proposed Offering of Senior Secured Notes

New Albany, Ohio, June 17, 2020: Abercrombie & Fitch Co. (NYSE: ANF) (“A&F”) announced today that A&F’s indirect wholly-owned subsidiary, Abercrombie & Fitch Management Co. (“A&F Management”), plans to offer, subject to market and other customary conditions, up to $300 million aggregate principal amount of senior secured notes due 2025 (the “Senior Secured Notes”) in a private offering exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”).

The Senior Secured Notes will be guaranteed on a senior secured basis, jointly and severally, by A&F and each of the existing and future wholly-owned domestic restricted subsidiaries of A&F that guarantee or will guarantee A&F Management’s existing senior secured asset-based revolving credit facility (the “Amended ABL Facility”) or certain future capital markets indebtedness.
The Senior Secured Notes and the related guarantees will be secured by a first priority lien on certain of A&F Management’s, A&F’s and the other guarantors' real property, intellectual property, equipment, equity interests in A&F Management and the guarantors other than A&F, and general intangibles, subject to certain exceptions and permitted liens, and by a second priority lien on security interests in accounts and credit card receivables, inventory, deposit accounts, securities accounts, intercompany loans and related assets, which security interests will be junior to the security interests in such assets that secure the Amended ABL Facility.
A&F Management intends to use the net proceeds from the offering of the Senior Secured Notes to repay all outstanding borrowings under A&F Management’s existing senior secured term loan facility, to repay a portion of the outstanding borrowings under the Amended ABL Facility, and to pay fees and expenses in connection with such repayments and the offering of the Senior Secured Notes.
The Senior Secured Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The offering of the Senior Secured Notes has not been registered under the Securities Act or under any state securities laws, and the Senior Secured Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and from applicable state securities laws.

This press release is neither an offer to sell nor the solicitation of an offer to buy any of the Senior Secured Notes and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond A&F’s control. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements. The following factors, in addition to those disclosed in “ITEM 1A. RISK FACTORS” of A&F’s Annual Report on Form 10-K for the fiscal year ended February 1, 2020, in some cases have affected, and in the future could affect, A&F’s financial performance and could cause actual results for fiscal 2020 and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this press release or otherwise made by management: changes in global economic and financial conditions, and the resulting impact on consumer confidence and consumer spending, as well as other changes in consumer discretionary spending habits could have a material adverse impact on our business; failure to engage our customers, anticipate customer demand and changing fashion trends, and manage our inventory commensurately could have a material adverse impact on our business; our failure to operate in a highly competitive and constantly evolving industry could have a material adverse impact on our business; fluctuations in foreign currency exchange rates could have a material adverse impact on our business; our ability to attract customers to our stores depends, in part, on the success of the shopping malls or area attractions that our stores are located in or around; the impact of war, acts of terrorism, mass casualty events or civil unrest could have a material adverse impact on our business; the impact of extreme weather, infectious disease outbreaks, including COVID-19, and other unexpected events could result in an interruption to our business, as well as to the operations of our third-party partners, and have a material adverse impact on our business; failure to successfully develop an omnichannel shopping experience, a significant component of our growth strategy, or failure to successfully invest in customer, digital and omnichannel initiatives could have a material adverse impact on our business; our failure to optimize our global store network could have a material adverse impact on our business; our failure to execute our international growth strategy successfully and inability to conduct business in international markets as a result of legal, tax, regulatory, political and economic risks could have a material adverse impact on our business; failure to protect our reputation could have a material adverse impact on our business; if our information technology systems are disrupted or cease to operate effectively it could have a material adverse impact on our business; we may be exposed to risks and costs associated with cyber-attacks, data protection, credit card fraud and identity theft that could have a material adverse impact on our business; our reliance on our distribution centers makes us susceptible to disruptions or adverse conditions affecting our supply chain; changes in the cost, availability and quality of raw materials, labor, transportation, and trade relations could have a material adverse impact on our business; we depend upon independent third parties for the manufacture and delivery of all our merchandise, and a disruption of the manufacture or delivery of our merchandise could have a material adverse impact on our business; we rely on the experience and skills of our executive officers and associates, and the failure to attract or retain this talent, or effectively manage succession could have a material adverse impact on our business; fluctuations in our tax obligations and effective tax rate may result in volatility in our results of operations and could have a material adverse impact on our business; our litigation exposure, or any securities litigation and shareholder activism, could have a material adverse impact on our business; failure to adequately protect our trademarks could have a negative impact on our brand image and limit our ability to penetrate new markets which could have a material adverse impact on our business; changes in the regulatory or compliance landscape could have a material adverse impact on our business; and our credit facilities include restrictive covenants that limit our flexibility in operating our business and our inability to obtain credit on reasonable terms in the future could have an adverse impact on our business.

About Abercrombie & Fitch Co.

Abercrombie & Fitch Co. (NYSE: ANF) is a leading, global specialty retailer of apparel and accessories for men, women and kids through three renowned brands. Abercrombie & Fitch believes that every day should feel as exceptional as the start of the long weekend. Since 1892, the brand has been a specialty retailer of quality apparel, outerwear and fragrance - designed to inspire our global customers to feel confident, be comfortable and face their Fierce. The quintessential retail brand of the global teen consumer, Hollister Co. believes in liberating the spirit of an endless summer inside everyone. At Hollister, summer isn’t just a season, it’s a state of mind. Hollister creates carefree style designed to make all teens feel celebrated and comfortable in their own skin, so they can live in a summer mindset all year long, whatever the season. A global specialty retailer of quality, comfortable, made-to-play favorites, abercrombie kids sees the world through kids’ eyes, where play is life and every day is an opportunity to be anything and better everything.

The brands share a commitment to offering products of enduring quality and exceptional comfort that allow consumers around the world to express their own individuality and style. The Company operates approximately 850 stores under these brands across North America, Europe, Asia and the Middle East, as well as the Company’s e-commerce sites.

Investor Contact:	Media Contact:

Pamela Quintiliano	Mackenzie Gusweiler
Abercrombie & Fitch Co.	Abercrombie & Fitch Co.
(614) 283-6751	(614) 283-6192
Investor_Relations@anfcorp.com	Public_Relations@anfcorp.com